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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Dakota Growers Pasta Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dakota Growers Pasta Company, Inc.
One Pasta Avenue
Carrington, North Dakota 58421

DAKOTA GROWERS PASTA COMPANY, INC.

December 9, 2008

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Dakota Growers Pasta Company, Inc., which will be held at the Lake Region State College Auditorium, 1801 College Drive North, Devils Lake, North Dakota on Saturday, January 10, 2009, at 1:00 p.m., Central Standard Time. A pasta lunch will be served beginning at 12:00 noon.

        Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

        Your vote is important. Even if you do not plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Therefore, if you do not plan to attend the meeting, I encourage you to sign, date, and promptly return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone by dialing 1-800-560-1965. Instructions for voting by the proxy card or by telephone are included in the enclosed proxy statement and on the proxy card itself. If you intend to vote by mail with the enclosed proxy card, the proxy card must be received by the Company before the Annual Meeting to be included in the voting. If you intend to vote by telephone, your vote must be cast before 11:00 a.m., Central Standard Time, on Thursday, January 8, 2009. If you plan to attend the Annual Meeting, you may vote in person.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued support of the Company.

Sincerely,

Timothy J. Dodd President and Chief Executive Officer

 DAKOTA GROWERS PASTA COMPANY, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 10, 2009

Date:	Saturday, January 10, 2009
Time:	1:00 p.m., Central Standard Time (registration will begin at 11:00 a.m. and lunch will be served beginning at noon)
Place:	Auditorium Lake Region State College 1801 College Drive North Devils Lake, North Dakota

The purposes of the meeting are to:

  1.
  Elect four directors to serve as Class I directors for a three-year term or until their respective successors have been elected and shall qualify.

  2.
  Approve the appointment of Eide Bailly LLP as the Company's independent auditors for fiscal year 2009.

  3.
  Act upon such other matters that may properly be brought before the meeting.

        Only Dakota Growers Pasta Company, Inc. stockholders of record at the close of business on November 24, 2008 will be entitled to notice of and to vote at the meeting. Please vote by one of these methods:

  •
  Follow the instructions on the enclosed proxy card for proxy voting by telephone. Telephone voting must be completed before 11:00 a.m., Central Standard Time, on Thursday, January 8, 2009; or

  •
  Complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in time to be received by the Company prior to the Annual Meeting; or

  •
  Cast your vote in person at the Annual Meeting.

By Order of the Board of Directors,

Edward O. Irion Secretary

Carrington, North Dakota
December 9, 2008

This proxy is solicited on behalf of the Board of Directors of Dakota Growers Pasta Company, Inc.

 DAKOTA GROWERS PASTA COMPANY, INC.
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 10, 2009

        Your vote is very important. The Board of Directors of Dakota Growers Pasta Company, Inc. (the "Company") is soliciting proxies to be used at the January 10, 2009 Annual Meeting. The principal executive offices of the Company are located at One Pasta Avenue, Carrington, North Dakota 58421 and its telephone number is (701) 652-2855.

        This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. This Proxy Statement, the proxy card, and the Annual Report to Stockholders for the fiscal year ended July 31, 2008 were mailed to stockholders beginning on December 9, 2008.

        The proxy solicitation is being made on behalf of the Board of Directors of the Company, and the Company is responsible for the costs associated with the proxy solicitation. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, facsimile or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Who May Vote

        The Company has outstanding only one class of voting stock, its Common Stock, $0.01 par value per share. Each share of Common Stock is entitled to one vote. Only stockholders of record at the close of business on November 24, 2008 will be entitled to notice of and to vote at the Annual Meeting of Stockholders. On November 24, 2008 there were 10,192,413 shares of the Company's Common Stock outstanding.

How You Can Vote

        You may vote by one of the following three methods:

  •
  Follow the instructions on the enclosed proxy card for proxy voting by telephone. Telephone voting must be completed before 11:00 a.m., Central Standard Time, on Thursday, January 8, 2009; or

  •
  Complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope provided in time to be received by the Company prior to the Annual Meeting; or

  •
  Cast your vote in person at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and a proxy in your name issued by the record holder.

How You Can Revoke or Change Your Vote

        You may revoke your proxy and change your vote before the final vote at the Annual Meeting by:

  •
  Sending written notice of revocation to the Company's Secretary; or

  •
  Submitting a properly signed proxy card with a later date; or

  •
  If you cast a proxy vote by telephone, casting a proxy vote by telephone after the time your prior vote was cast (but please note that all telephone votes must be cast prior to 11:00 a.m., Central Standard Time, on Thursday, January 8, 2009); or

  •
  By revoking your proxy in person at the Annual Meeting and voting in person at the Annual Meeting.

General Information on Voting

        You are entitled to cast one vote for each share of the Company's Common Stock you own as of the close of business on November 24, 2008. Cumulative voting is allowed in the election of directors. A stockholder may cumulate votes for the election of Class I directors by multiplying the number of votes to which the stockholder may be entitled by four (the number of Class I directors to be elected) and casting all such votes for one Class I nominee or distributing them among the Class I nominees.

        All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible (or follow instructions to grant a proxy to vote by means of telephone) in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares. Additionally, in order to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

Quorum and Vote Requirements

        A quorum, consisting of the holders of 50% of the shares of Common Stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting of Stockholders will determine whether or not a quorum is present.

        A director nominee will be elected if approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote for the election of directors. You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the Board of Directors. If you withhold authority to vote for the election of one of the directors, it has the same effect as a vote against that director.

        Each other item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a greater of: (a) a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business or (b) a majority of the voting power of the minimum number of shares that would constitute a quorum. You may vote "FOR," "AGAINST" or "ABSTAIN" on any other proposal. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as neither voted for or against the proposal for purposes of determining the approval of the matter submitted to the stockholders for a vote. If you abstain from voting on any of the other proposals, it has the same effect as a vote against the proposal.

        Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting of Stockholders.

        All shares that have been properly voted, whether by proxy or in person, and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the individuals named on the enclosed proxy card will vote your shares FOR each nominee named in Proposal 1—Election of four Class I directors, and FOR Proposal 2—Appointment of Eide Bailly LLP as Independent Auditors for Fiscal Year 2009.

        In order to be considered properly voted, proxy cards voted by mail must be received by the Company prior to the Annual Meeting and telephone voting must be completed by 11:00 a.m., Central Standard Time, on January 8, 2009.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table furnishes information as to the beneficial ownership of the Company's Common Stock, Series C Convertible Preferred Stock, Series D Delivery Preferred Stock and Series F Convertible Preferred Stock by (a) each person known by us to beneficially own more than 5% of the issued and outstanding shares of the Company's voting securities, (b) each of the Company's executive officers, (c) each of the Company's directors and (d) all of the Company's directors and executive officers as a group.

        The address of each person listed below is c/o Dakota Growers Pasta Company, Inc., One Pasta Avenue, Carrington, North Dakota 58421. Except as otherwise noted, each person listed below has sole investment discretion and voting power. In accordance with the Securities and Exchange Commission's rules, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, securities subject to options held by that person that are currently exercisable or exercisable within 60 days of November 24, 2008 are treated as outstanding. These shares, however, are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

	Beneficially Owned Securities
Name of Beneficial Owner	Number of Shares of Common Stock	Percent of Total Common Stock	Number of Shares of Series C Preferred	Percent of Total Series C Preferred	Number of Shares of Series D Preferred	Percent of Total Series D Preferred	Number of Shares of Series F Preferred	Percent of Total Series F Preferred
John S. Dalrymple III(1)	204,731	2.0%	—	—	315,000	2.8%	—	—
Allyn K. Hart	12,223	0.1	—	—	15,000	0.1	—	—
Roger A. Kenner(2)	109,596	1.1	—	—	140,000	1.2	—	—
James F. Link(3)	49,685	0.5	—	—	54,550	0.5	—	—
Eugene J. Nicholas(4)	53,394	0.5	—	—	58,951	0.5	—	—
John D. Rice, Jr.(5)	17,427	0.2	—	—	20,200	0.2	—	—
Jeffrey O. Topp(6)	325,541	3.2	—	—	271,420	2.4	—	—
Curtis R. Trulson(7)	43,403	0.4	—	—	61,750	0.5	—	—
Michael E. Warner	38,061	0.4	—	—	57,038	0.5	—	—
Timothy J. Dodd(8)	338,908	3.2	1,977	100%	238,248	2.1	—	—
Edward O. Irion(9)	48,061	0.5	—	—	—	—	—	—
Michael Tokarz(10)	1,016,195	10.0	—	—	—	—	1,065,000	100%
MVC Capital, Inc.(10)	1,016,195	10.0	—	—	—	—	1,065,000	100
Richard Thompson(11)	1,000,000	9.8	—	—	—	—	—	—
La Bella Holdings LLC(11)	1,000,000	9.8	—	—	—	—	—	—
All directors and officers as a Group (13 persons)(12)	3,257,225	30.8%	1,977	100%	1,232,157	10.9%	1,065,000	100%

(1)
Includes 23,415 shares of Common Stock and 36,000 shares of Series D Delivery Preferred Stock held in the name of Mr. Dalrymple's spouse and 111,121 shares of Common Stock and 171,000 shares of Series D Delivery Preferred Stock held in the name of the John S. Dalrymple III Trust, of which Mr. Dalrymple is a trustee.

(2)
Includes 54,798 shares of Common Stock and 70,000 shares of Series D Delivery Preferred Stock held in the name of Mr. Kenner's spouse.

(3)
Includes 48,052 shares of Common Stock and 53,050 shares of Series D Delivery Preferred Stock held in the name of Link Sugar Beet Farms Limited Partnership, of which Link Farms LLP is the general partner. Mr. Link has been granted a proxy to vote all Common Stock of the Company held by Link Sugar Beet Farms Limited Partnership. Mr. Link is also the sole holder of the class of limited partnership interests of Link Sugar Beet Farms relating to the Company's Common Stock and under the partnership agreement, the approval of the reporting person is required with respect to certain dispositions of the Company's Common Stock by Link Sugar Beet Farms Limited Partnership. Mr. Link disclaims beneficial ownership to the extent his interest in Link Sugar Beet Farms Limited Partnership does not constitute a pecuniary interest.

(4)
Includes 26,548 shares of Common Stock and 23,850 shares of Series D Delivery Preferred Stock held in the name of Mr. Nicholas' spouse.

(5)
Includes 15,298 shares of Common Stock and 13,750 shares of Series D Delivery Preferred Stock held in the name of John Rice Farm.

(6)
Includes 120,000 shares of Common Stock and 129,000 shares of Series D Delivery Preferred Stock held in the name of T-T Ranch and 11,482 shares of Common Stock and 16,125 shares of Series D Delivery Preferred Stock held in the name of Mr. Topp's spouse and children.

(7)
Includes 2,203 shares of Common Stock and 6,750 shares of Series D Delivery Preferred Stock held in the name of Trulson Brothers.

(8)
Mr. Dodd has been granted options that are currently exercisable or exercisable within 60 days of November 24, 2008, to purchase 1,977 shares of the Company's Series C Preferred Stock and 286,767 shares of the Company's Common Stock. Each share of Series C Preferred Stock is convertible into 24 shares of Common Stock and 24 shares of Series D Delivery Preferred Stock of the Company. The number of shares of Common Stock presented for Mr. Dodd includes 47,448 shares of Common Stock issuable upon exercise of the options to purchase Series C Preferred Stock of the Company and conversion of each such share of Series C Preferred Stock into 24 shares of Common Stock in the Company. The number of shares of Series D Delivery Preferred Stock presented for Mr. Dodd includes 47,448 shares of Series D Delivery Preferred Stock issuable upon exercise of the options to purchase Series C Preferred Stock of the Company and conversion of each such share of Series C Preferred Stock into 24 shares of Common Stock in the Company, with one share of Series D Delivery Preferred Stock issuable for each share of Common Stock so issued upon conversion. The number of shares of Common Stock presented for Mr. Dodd includes 286,767 shares of Common Stock issuable upon exercise of the options to purchase Common Stock.

(9)
Mr. Irion has been granted options that are currently exercisable or exercisable within 60 days of November 24, 2008. The number of shares presented for Mr. Irion relate to Common Stock shares issuable upon the exercise of the options to purchase Common Stock.

(10)
Includes 1,016,195 shares of Common Stock and 1,065,000 shares of Series F Convertible Preferred Stock held by MVC Capital, Inc. Mr. Tokarz is listed as a beneficial owner as he is a stockholder and Chairman of MVC Capital, Inc. Mr. Tokarz shares voting and dispositive control over all shares held by MVC Capital, Inc. Mr. Tokarz disclaims any beneficial ownership of the Company's securities for purposes of Section 16(a) under the Securities Exchange Act of 1934, as amended, or otherwise, except to the extent of Mr. Tokarz's pecuniary interests therein. (The holder of Series F Convertible Preferred Stock has the right, exercisable at any time upon sixty-five (65) days' written notice to the Company, to convert any number of the holder's shares of Series F Convertible Preferred Stock into an equal number of shares of the Company's Common Stock.)

(11)
Includes 1,000,000 shares of Common Stock held by La Bella Holdings LLC ("LBH") of which Mr. Thompson is the Chief Executive Officer and is a member of the board of managers. Mr. Thompson shares voting and dispositive control over all shares held by La Bella Holdings LLC. Mr. Thompson disclaims any beneficial ownership of the Company's securities for purposes of Section 16(a) under the Securities Exchange Act of 1934, as amended, or otherwise, except to the extent of Mr. Thompson's pecuniary interests therein.

(12)
Includes 334,828 shares of Common Stock and 1,977 shares of Series C Convertible Preferred Stock issuable upon exercise of options exercisable within 60 days of November 24, 2008, and includes an additional 47,448 shares of Common Stock and 47,448 shares of Series D Delivery Preferred Stock issuable upon conversion of the Series C Preferred Stock underlying such options.

 INFORMATION REGARDING THE BOARD OF DIRECTORS

        Under the Company's Second Amended and Restated Bylaws, the Board of Directors must consist of not less than seven nor more than fifteen directors, as may be designated by resolution of the Board of Directors from time to time. The Board of Directors has set the number of directors at eleven. The Board of Directors must also be comprised of at least five directors who are residents of the State of North Dakota. Further, at least three of the directors must be agricultural producers, with the ability and resources to produce small grains, including but not limited to Hard Amber Durum wheat. Any one individual who is both a resident of North Dakota and an agricultural producer of small grains may be counted twice solely towards fulfilling the foregoing requirements for the makeup of the Board of Directors.

        The Board of Directors is divided into three classes: Class I, Class II and Class III. Class I, Class II and Class III are to consist of an equal number of directors, except that, if the Board of Directors consists of a number of directors such that mathematically there cannot be an equal number of directors in each of Class I, Class II and Class III, then the one remaining director shall be made a member of Class I and, if there is more than one remaining director, the first remaining director shall be made a member of Class I and the second remaining director shall be made a member of Class II. Each director in each of Class I, Class II and Class III will hold office until the third regular meeting of stockholders following the regular meeting of the stockholders at which such director or such director's predecessor was elected, until his successor shall have been elected and shall qualify, or until he resigns or is removed.

PROPOSAL 1. ELECTION OF FOUR CLASS I DIRECTORS

        Four Class I directors are to be elected at the Annual Meeting to hold offices for a three-year term expiring with the Annual Meeting in 2012 or until their respective successors are elected and qualified. The Nomination Committee has nominated, and the Board of Directors has ratified the nomination of, the persons named below as Class I directors. Each of the nominees is currently a director of the Company.

        Proxies cannot be voted for a greater number of persons than the number of nominees named. It is anticipated that proxies will be voted for the nominees named below, and the Board of Directors has no reason to believe any nominee will not continue to be a candidate or will not be able to serve as a director if elected. In the event that any nominee named below is unable to serve as a director, the persons named in the proxies have advised the Company that they will vote for the election of such substitute or additional nominees as the Board of Directors may propose.

        The name and age of the nominees for Class I director, their principal occupation and other information is set forth below, based upon information furnished to the Company by the nominee.

Nominees for Director to Serve as Class I Directors Until the Annual Meeting of Stockholders in 2012:

         John S. Dalrymple III.    Mr. Dalrymple, age 60, has been Chairman of the Board of Directors of the Company since 1991. He became Lieutenant Governor of North Dakota in 2000. Mr. Dalrymple had been a state representative since 1984 and served as Chairman of the House Appropriations Committee and of the Budget Section of the North Dakota House of Representatives. He previously served on the board of directors of the U.S. Durum Growers Association. He has been a farmer in the Casselton, North Dakota area since 1971.

         James F. Link.    Mr. Link, age 81, has been a director of the Company since 1991. Mr. Link has served on the boards of directors of Farm Credit and Minn-Dak Farmers Cooperative, including 15 years as its chairman. He has been a farmer in the Wahpeton, North Dakota area since 1947.

         John D. Rice, Jr.    Mr. Rice, age 54, is the Vice Chairman of the Board of Directors and has been a director of the Company since 1991. He also served on the boards of directors of the National Pasta Association and U.S. Durum Growers Association. He has been a farmer in the Maddock, North Dakota area since 1968.

         Michael T. Tokarz.    Mr. Tokarz, age 59, has been a director of the Company since 2004. Mr. Tokarz is the Chairman of MVC Capital, a registered investment company traded on the New York Stock Exchange (Ticker: MVC) that makes equity and debt investments. In addition, Mr. Tokarz is the Managing Member of The Tokarz Group, which manages Mr. Tokarz's personal investments. From 1985 to 2002, Mr. Tokarz was a senior General Partner and Administrative Partner at Kohlberg Kravis Roberts & Co., a private equity firm specializing in management buyouts. Prior to joining KKR, Mr. Tokarz was with Continental Illinois National Bank and Trust Company of Chicago, joining the firm in 1973. He serves or has served on the Board of Directors of numerous companies, including: Conseco, Inc., Walter Industries, Inc., Mueller Water Products, Inc., Safeway, Inc., IDEX Corporation, PRIMEDIA, Inc., Neway Anchorlok International, Inc., Flagstar Corporation, ConAgra Food Corporation, KSL Recreation Corporation, RJR Nabisco Corp, Evenflo & Spalding Holdings Corporation, Beatrice Foods Corporation, Nexstar Financial Corporation, Apertio Limited (UK), United Fixtures Company, Stonewater Controls, Lomonosov Porcelain (Russia) and Kamaz A.O. (Russia). Mr. Tokarz also serves as Chairman of the Board of the University of Illinois Foundation. He is a member of the Board of Managers of Illinois Ventures and Chairman of Illinois Emerging Technology Fund, both affiliated with the University of Illinois.

THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR
THE ELECTION OF THE NOMINEES AS CLASS I DIRECTORS

 DIRECTORS SERVING CONTINUING TERMS

Directors Serving as Class II Directors Until the Annual Meeting of Stockholders in 2010:

         Roger A. Kenner.    Mr. Kenner, age 59, has been a director of the Company since 1991. Mr. Kenner is chairman of Golden Plains Frozen Foods LLC and is a director of Blue Cross Blue Shield of North Dakota. He has been a farmer and certified seed producer in the Leeds, North Dakota area since 1964.

         Eugene J. Nicholas.    Mr. Nicholas, age 63, has been a director of the Company since 1991. Mr. Nicholas was a state representative from 1974 through 2006, including service as chairman of the North Dakota House of Representatives Agriculture Committee. Mr. Nicholas also serves on the board of directors of Country Bank USA, Cando, North Dakota, and the board of governors of Golden Plains Frozen Foods LLC. Mr. Nicholas previously served on the board of directors of the U.S. Durum Growers Association.

         Richard Thompson.    Mr. Thompson, age 57, has been a director of the Company since May 2007. Mr. Thompson is the co-founder and has been a managing member and chief executive officer of GO7 Brands, LLC since May 2006. He started American Italian Pasta Company (AIPC) in 1986 and grew it into the largest pasta manufacturing and durum milling company in North America. He has made numerous appearances in the national media including speaking engagements on entrepreneurial, manufacturing, and branding topics. He has also received positive press from a variety of national and local publications and has served on several boards including public companies. Mr. Thompson serves or has served on various organizations board of directors such as ASPCA, Nashville Humane Association, Pet Food Institute and "ARF" Animal Rescue Fund of the Hamptons. In addition, he is a member of Parents Campaign Development and Alumni Relations at Vanderbilt University, George Washington University—Parents Campaign, and Grocery Manufacturing Association—President's Advisory Council.

         Jeffrey O. Topp.    Mr. Topp, age 49, has been a director of the Company since 1991. He serves on the board of directors of Farmers Elevator, Inc. in Grace City, North Dakota and North Dakota Natural Beef, LLC. He is a partner in T-T Ranch and has been a farmer in the Grace City area since 1978.

Directors Serving as Class III Directors Until the Annual Meeting of Stockholders in 2011:

         Allyn K. Hart.    Mr. Hart, age 69, has been a director of the Company since 1991. Mr. Hart has served on the board of directors of Cavalier County Job Development Authority and U.S. Durum Growers Association and presently serves on the board of Maple Manor Care Center in Langdon, North Dakota. He has been a farmer in the Cavalier County, North Dakota area since 1961.

         Curtis R. Trulson.    Mr. Trulson, age 56, has been a director of the Company since 1991. He previously served on the boards of directors of the National Association of Wheat Growers and the North Dakota Grain Growers Association, including service as its President. He has been a farmer in Mountrail County, North Dakota, since 1975.

         Michael E. Warner.    Mr. Warner, age 58, has been a director of the Company since 1992. Mr. Warner has been a farmer in the Hillsboro, North Dakota area since 1967. He also currently serves on the board of directors of Warner Equipment Co. and Agriceutical Resources LLC. In 2002, Mr. Warner was awarded a fellowship by the University of Missouri. He served on the board of directors of American Crystal Sugar Company from 1989 through 1996, as part of a 23-year career of service to the sugar industry. He is a past member of the board of trustees of Meritcare Health Systems of Fargo, North Dakota, the largest hospital/multiple clinic system between Minneapolis, Minnesota and Seattle, Washington.

 GOVERNANCE MATTERS

Board Attendance at Meetings

        The Board of Directors met 13 times during fiscal year 2008. Each nominee who served as a director in fiscal year 2008 attended at least 75% or more of the meetings of the Board of Directors and any committee on which he served except Richard Thompson who attended 69% of the meetings of the Board of Directors.

        The Company does not have a formal policy on attendance at meetings of the Company's stockholders. However, the Company encourages all Board members to attend stockholder meetings. The 2008 Annual Meeting of Stockholders was attended by all the directors serving at that time, except Richard Thompson.

Committee Member Independence

        Although none of the Company's securities are listed on any stock exchange or system of dealer quotation, each of the charters of the committees of the Board of Directors requires a determination of independence to be made with reference to the rules of the Securities and Exchange Commission and either The Nasdaq Stock Market or the New York Stock Exchange. The Board applied the applicable standards of the Securities and Exchange Commission and The Nasdaq Stock Market in determining, as set forth below, which directors serving on the committees of the Board of Directors are independent. As part of that process, the Nomination Committee and the Board reviewed all transactions and relationships between each director (or any member of his or her immediate family) and the Company, the Company's executive officers and the Company's auditors, and other matters bearing on the independence of directors.

Description of Committees of the Board of Directors

        The Board of Directors has established an Audit Committee, a Compensation Committee, a Nomination Committee and a Policy Committee. The composition and function of these committees are set forth below. A copy of the current charter for each of the committees described below is available on our website at www.dakotagrowers.com by clicking on the links for Investors and Corporate Governance.

         Audit Committee.    The Audit Committee is responsible for overseeing the accounting and financial reporting processes of the Company and audits of the Company's financial statements, including assessing and ensuring the independence of the independent auditor, evaluating audit performance and approving the services to be provided by the independent auditor. The Audit Committee has the sole authority to retain, compensate, oversee and terminate the independent auditors. The Audit Committee reviews the Company's annual audited financial statements, quarterly financial statements and filings with the Securities and Exchange Commission. The Audit Committee reviews reports on various matters, including critical accounting policies of the Company, significant changes in the Company's selection or application of accounting principles and the Company's internal control processes. The Audit Committee also pre-approves all audit and non-audit services performed by the independent auditor. During fiscal year 2008, the Audit Committee met six times.

        The Audit Committee operates under a written charter adopted by the Board of Directors. The Company's Audit Committee presently consists of Messrs. Curtis R. Trulson (Chair), Michael E. Warner and John S. Dalrymple III. Under the Company's bylaws, the Audit Committee of the Board of Directors must be composed of at least three directors who are not employees of the Company. The charter of the Audit Committee requires that members of the Audit Committee must be independent, and the Board of Directors has determined that all members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and the Securities and Exchange Commission. The Board of Directors has also determined that Mr. Trulson meets the Securities and Exchange

Commission definition of an "audit committee financial expert." A report of the Audit Committee is set forth below.

         Compensation Committee.    The Compensation Committee operates under a written charter and reviews and approves the compensation and other terms of employment of the Company's Chief Executive Officer and other senior management of the Company. Among its other duties, the Compensation Committee is responsible for overseeing the Company's stock-based compensation plans for executive officers and, in consultation with the Nomination Committee, making recommendations on succession plans for the Chief Executive Officer. The Compensation Committee is to annually review the Chief Executive Officer's compensation and evaluate the Chief Executive Officer's performance. The current members of the Compensation Committee are Messrs. John S. Dalrymple III (Chair), Curtis R. Trulson and Michael E. Warner. During fiscal year 2008, the Compensation Committee met twice.

        The charter of the Compensation Committee requires that the Committee consist of independent directors. The Board of Directors has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market and the Securities and Exchange Commission. Each member of the Compensation Committee must also be an "outside director" for purposes of Section 162(m) of the Internal Revenue Code. Each member of the Company's Compensation Committee meets these requirements. A report of the Compensation Committee is set forth below.

         Nomination Committee.    The Nomination Committee operates under a written charter and is charged with the responsibilities of nominating and evaluating Board member candidates and establishing criteria for nomination, developing and recommending governance guidelines and reviewing them periodically, facilitating annual evaluations of the performance of the Board and its members, reviewing the structure and membership of the Company's Board and committees, and reviewing Board compensation policies. Additionally, the Nomination Committee, in consultation with the Compensation Committee, facilitates development of the mission and objectives of the Chief Executive Officer, succession for the Chief Executive Officer and annual evaluation of the performance of the Chief Executive Officer. During fiscal year 2008, the Nomination Committee met one time.

        The Company's bylaws require that the Nomination Committee be comprised of the Chairman of the Board, the Vice-Chairman and the Chief Executive Officer, except that if one individual holds two of the designated offices, the Board of Directors shall appoint a third member to the Nomination committee, who need not be a director of the Company. Additionally, as required by its charter, the Nomination Committee is composed of a majority of independent directors. The current members of the Nomination Committee are Messrs. John S. Dalrymple III (Chair), John D. Rice, Jr. and Timothy J. Dodd. The Board of Directors has determined that Messrs. Dalrymple and Rice are independent directors under the rules of the Nasdaq Stock Market and the Securities and Exchange Commission.

         Policy Committee.    The Policy Committee operates pursuant to a written Policy Committee Charter. The Policy Committee is to provide oversight of the Company's governance obligations to assure compliance with all applicable laws, regulations, Articles of Incorporation and By-laws by adoption and periodic review of a governance policy. The members of the Policy Committee are Allyn K. Hart (Chair), Curtis R. Trulson and James F. Link. Each member of the committee is a non-employee director and the Board of Directors has determined that there are no relationships that would interfere with a Policy Committee member's exercise of independent judgment in carrying out his responsibilities as a member of the policy committee.

Director Nominations

        The Nomination Committee will consider candidates for Board membership suggested by its members, other Board members, as well as management and stockholders. Stockholders who wish to recommend a prospective nominee should follow the procedures set forth in the section below entitled "Stockholder Proposals for Nominees" and the section of this Proxy Statement entitled "Stockholder Proposals for the 2010 Annual Meeting."

         Criteria for Nomination to the Board.    Pursuant to the Nomination Committee Charter, the Nomination Committee is responsible for establishing the qualifications and criteria to be used in selecting qualified candidates for nomination. The Nomination Committee is also responsible for identifying, evaluating and approving qualified candidates for nomination as directors.

        The Committee has not adopted minimum qualifications that nominees must meet in order for the Committee to recommend them to the Board of Directors, as the Committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of the Company and the Board of Directors.

        In reviewing qualifications for nominees, the Nomination Committee also considers the qualification requirements of the Company's Bylaws. The Company's Bylaws require that the Board of Directors be comprised of:

  •
  at least five directors who are residents of the State of North Dakota; and

  •
  at least three directors who are agricultural producers, with the ability and resources to produce small grains, including but not limited to Hard Amber Durum wheat.

        A director who is both a resident of North Dakota and an agricultural producer of small grains will be considered to fulfill both of the foregoing qualifications relating to the composition of the Board of Directors. The Committee has not formally established any other criteria, qualities, skills or experience qualifications at this time.

        The Nomination Committee will consider persons recommended by the stockholders in the same manner as other nominees.

         Process for Identifying and Evaluating Nominees.    The process for identifying and evaluating nominees to the Board of Directors is performed by the Nomination Committee. Generally, the Nomination Committee considers current Board members since they possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. The Nomination Committee believes this level of knowledge has proven valuable to the Company.

        The candidates are evaluated by the Nomination Committee by reviewing the candidates' biographical information and qualifications and checking the candidates' references if they have not been elected by shareholders at a prior annual meeting. After completing the evaluation, the Committee makes a recommendation to the full Board of the nominees to be presented for the approval of the stockholders or for election to fill a vacancy.

         Board Nominees for the 2009 Annual Meeting.    The Nomination Committee selected the nominees for this 2009 Annual Meeting in October 2008. All nominees were elected by shareholders at prior annual meetings. The Company has not engaged a third-party search firm to assist it in identifying potential director candidates, but the Nomination Committee may choose to do so in the future.

         Stockholder Proposals for Nominees.    The Nomination Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nomination Committee, c/o the Secretary of the Company, and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name and record address of the stockholder and of the beneficial owner, if any, on whose behalf the nomination will be made, and (c) the class and number of shares of the Company owned by the stockholder and beneficially owned by the beneficial owner, if any, on whose behalf the nomination will be made. As to each person the stockholder proposes to nominate, the written notice must also state: (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person and (c) the class and number of shares of the Company's capital stock beneficially owned by the person. To be considered, the written notice must be submitted in the time frames described under the caption, "Stockholder Proposals for the 2010 Annual Meeting" below.

Communications with Directors

        Stockholders may communicate with the Board as a group, the chair of any committee of the Board of Directors or any individual director by sending an e-mail to the Corporate Secretary at eirion@dakotagrowers.com or by directing the communication in care of the Corporate Secretary at the address set forth on the front page of this Proxy Statement. All communication will be forwarded unaltered to the appropriate director(s).

CODE OF CONDUCT

        The Company has adopted a Code of Conduct applicable to all employees. A Code of Ethics for senior financial officers, including the principal executive officer, principal financial officer and principal accounting officer, is included within the Code of Conduct.

        A copy of the Company's Code of Conduct is available under the "Investors" portion of the Company's website at www.dakotagrowers.com. A copy of the Company's Code of Conduct will also be provided, without charge, upon written request to:

  Investor Relations
  Dakota Growers Pasta Company, Inc.
  One Pasta Avenue
  Carrington, ND 58421

EXECUTIVE OFFICERS

        The table below lists the executive officers of the Company. Officers are elected annually by the Board of Directors.

Name	Age	Position
Timothy J. Dodd	53	President and Chief Executive Officer
Edward O. Irion	37	Chief Financial Officer

         Timothy J. Dodd.    Mr. Dodd is the President and Chief Executive Officer of the Company. Prior to joining the Company in December 1991, he had been the Vice President of Manufacturing for American Italian Pasta Company since 1988. Previously, Mr. Dodd participated in the construction and management of two other grain processing facilities, one in Texas and one in Cando, North Dakota. Mr. Dodd serves on the board of directors of Country Bank USA, Cando, North Dakota.

         Edward O. Irion.    Mr. Irion was appointed as the Company's Chief Financial Officer effective February 21, 2006. Mr. Irion joined the Company in December 1999 and served as the Company's Assistant Vice President—Planning and Control until August 2000. From August 2000 until his appointment as Chief Financial Officer, Mr. Irion served as the Company's Vice President—Finance and Chief Accounting Officer. He received a Bachelor of Science degree in accounting from Minnesota State University-Moorhead and is a certified public accountant.

 COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

        This section explains our philosophy, policies and practices relating to executive compensation and presents a review and analysis of the compensation earned during the fiscal year ended July 31, 2008 by our Chief Executive Officer and our Chief Financial Officer to whom we refer collectively as the "named executive officers."

Compensation Philosophy and Objectives

        The Company's compensation policies with respect to its executive officers, established by the Compensation Committee, are based on the principles that compensation should, to a significant extent, reflect the financial performance of the Company and the individual contribution of the executives to this financial performance. It is the policy of the committee to set executive compensation at levels that are sufficiently competitive with food processing companies of comparable size to attract, retain and motivate the highest quality individuals to contribute to the Company's goals, objectives and overall financial success. A portion of certain executives' incentive compensation has historically been paid in stock options in order to align executive and stockholder interests.

The Role of the Compensation Committee

        The Compensation Committee operates under a written charter and reviews and approves the compensation and other terms of employment of the Company's Chief Executive Officer and other senior management of the Company. Among its other duties, the Compensation Committee is responsible for overseeing the Company's stock-based compensation plans for executive officers and, in consultation with the Nomination Committee, making recommendations on succession plans for the Chief Executive Officer. The Compensation Committee is to annually review the Chief Executive Officer's compensation and evaluate the Chief Executive Officer's performance.

Total Compensation for Executive Officers

         Base Salary.    The base salary of each of our named executive officers is reviewed by the committee as part of the overall annual review of executive compensation. The Compensation Committee sets executive compensation by subjective evaluation of the individual performance of each executive and by marketplace compensation of comparable executives, although salary determinations are not based upon any specific or constant criteria.

         Annual Incentive Bonus.    Executives are eligible for annual incentive cash bonuses based on individual and Company performance. As no formal criteria have yet been established, these calculations are determined on a subjective basis. These awards are not intended to be in addition to market level compensation but instead are designed to cause a significant part of an executive's annual compensation to be dependent on the Compensation Committee's assessment of the executive's performance and the executive's contributions to the Company's financial performance and strategic objectives.

         Long-Term, Equity-Based Incentive Compensation.    The stock option component of the executive officers' compensation has been designed to provide executives with incentives for the enhancement of stockholder value. Options are granted at fair market value on the date of grant and generally vest over a number of years. No constant criteria are used year after year in the granting of stock options. For stock option awards for executive officers, the Compensation Committee makes a subjective determination of the effectiveness of the executive and the extent of the executive's contributions to the Company's success and, based on that determination, option grants, if any, are awarded to each executive. Because the options are granted with exercise prices equal to the fair market value of the underlying Common Stock on the date of grant, any value that ultimately accrues to the executive is based entirely upon the Company's performance as perceived by investors who establish the market price for the Common Stock.

         Post Retirements Benefits.    The Company maintains a 401(k) Profit Sharing Plan, in which eligible employees may participate, including the named executive officers. The Company will make a matching contribution to the Plan of 100% of the first 3% of the employees' annual compensation and 50% of the next 2%. Employee voluntary contributions are immediately vested as well as the employer matching contributions.

         Other Compensation.    All full-time employees, including the named executive officers, may participate in the Company's health and welfare benefit programs, including medical and dental care coverage, disability insurance and life insurance.

Compensation Committee Report

        The Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon the review and discussions, the Committee directed that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee are John S. Dalrymple III, Curtis R. Trulson and Michael E. Warner. None of these directors are or have been an officer or employee of the Company. During fiscal year 2008 no executive officer of the Company served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

SUBMITTED BY THE COMPENSATION COMMITTEE

  John S. Dalrymple III, Chair
  Curtis R. Trulson
  Michael E. Warner

EXECUTIVE COMPENSATION

        The following table summarizes the amount of compensation paid to the Company's President and Chief Executive Officer and Chief Financial Officer for the fiscal years ended July 31, 2008 and 2007.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary		Bonus		Option Awards(2)		All Other Compensation(1)		Total
Timothy J. Dodd President and Chief Executive Officer	2008 2007	$ $	316,318 247,889	$ $	149,532 55,300	$ $	38,710 50,803	$ $	21,983 11,628	$ $	526,543 365,620
Edward O. Irion Chief Financial Officer	2008 2007	$ $	205,868 192,544	$ $	96,200 37,000	$ $	20,724 26,718	$ $	15,200 13,802	$ $	337,992 270,064

(1)
Includes the Company's 401(k) matching contribution, excess life insurance, the taxable portion of reimbursable business expenses and the taxable portion of other benefits.

(2)
The awards shown in this column include stock options granted under our 2003 Stock Option Plan. The amounts are based on the compensation expense recognized for the award pursuant to Statement of Financial Accounting Standards No. 123R. See Note 14 to the consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2008 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FAS 123R.

Outstanding Equity Awards at July 31, 2008

        The following table summarizes stock options held for Series C Convertible Preferred Stock at the end of fiscal year 2008.

Option Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable(1)	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Prices($)	Option Expiration Date
Timothy J. Dodd	506 785 686	— — —	$100.00 100.00 150.00	12/1/2011 12/1/2011 1/1/2013

1)
Mr. Dodd has been granted options that are currently exercisable or exercisable within 60 days of July 31, 2008, to purchase 1,977 shares of the Company's Series C Preferred Stock. Each share of Series C Preferred Stock is convertible into 24 shares of Common Stock and 24 shares of Series D Delivery Preferred Stock of the Company.

        The following table summarizes stock options held for Common Stock at the end of fiscal year 2008.

Option Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable		Option Exercise Prices($)	Option Expiration Date
Timothy J. Dodd	190,800 13,511 26,544 31,376	— — 8,848 31,376	(1) (2)	$6.25 4.25 4.00 5.00	12/1/2012 2/1/2014 12/22/2015 10/19/2016
Edward O. Irion	7,723 8,112 19,681	— 2,704 19,681	(1) (2)	$4.25 4.00 5.00	2/1/2014 12/22/2015 10/19/2016

1)
Subject to certain qualifications, including but not limited to, the continued employment of the optionee, the unexercisable options will vest on December 22, 2008.

2)
Subject to certain qualifications, including but not limited to, the continued employment of the optionee, fifty percent (50%) of the unexercisable options will vest on October 19, 2008 and the remaining unexercisable options will vest on October 19, 2009.

Employment Agreements

        The Company does not have any employment agreements in place at the current time.

Stock Option Plans

        On January 31, 1997 the Cooperative's Compensation Committee of the Board of Directors (the "Compensation Committee") adopted the Dakota Growers Incentive Stock Option Plan (the "Plan"). The Plan was ratified by the Company's members at the annual meeting in January 1998. The Compensation Committee or the Board of Directors has the power to determine the key management employees of the Company to receive options and the number of shares to be optioned to each of the employees. Options granted under the Plan are for the purchase of Series C Convertible Preferred Stock at fair market value, which were convertible into Equity Stock as a cooperative, and are now convertible into Common Stock and Series D Delivery Preferred Stock as a corporation at the option of the employee, under the applicable conversion ratio. The maximum number of preferred shares that may be issued pursuant to options granted under the Plan is 15,000, all of which have been issued. Each share of Series C Preferred Stock is convertible into 24 shares of Common Stock and 24 shares of Series D Delivery Preferred Stock of the Company. The conversion ratio is proportionately adjusted if the Company increases the outstanding shares of Common Stock or Series D Delivery Preferred Stock, as applicable, without payment by or to the Company or the Company's shareholders for such additional shares (e.g. stock split, stock dividend or other action). Options granted under the Plan must be exercised within ten years from the date such options are granted. In the event of the employee's termination with the Company, all exercisable options may be exercised within 90 days of the termination date. If not exercised, such options lapse.

        The Company's 2002 Stock Option Plan (the "2002 Plan") was adopted by the Board of Directors on November 21, 2002. All options granted under the 2002 Plan are non-qualified stock options and are for the purchase of the Company's Common Stock. The maximum number of shares of Common Stock that may be issued pursuant to options granted under the 2002 Plan is 294,456 shares, all of which have been issued. Stock options granted under the 2002 Plan expire 10 years from the date of grant.

        On November 21, 2002 the Board of Directors adopted the Dakota Growers Pasta Company, Inc. 2003 Stock Option Plan (the "2003 Plan"), which was approved by the Company's shareholders at the Annual Meeting on January 11, 2003. The 2003 Plan covers 500,000 shares of the Company's Common Stock. Participation in this Plan shall be limited to officers, directors, employees, vendors or consultants of the Company or any subsidiary of the Company. Options granted under the 2003 Plan may be incentive stock options (as defined under Section 422 of the Code) or non-qualified stock options, as determined by the 2003 Plan administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated there under. The stock options generally expire 10 years from the date of grant. If the employment of the Optionee is terminated by any reason other than his or her death or disability, all exercisable options may be exercised within 90 days of the termination date. If not exercised, such options lapse.

COMPENSATION OF DIRECTORS

        Members of the Board of Directors receive compensation for serving on the Board of Directors, as determined from time to time by the Nomination Committee, but with full discussion and action by the Board.

Director Compensation Table

        The table below summarizes the compensation paid by the Company to non-employee Directors during the fiscal year ended July 31, 2008.

Name	Fees earned or paid in cash(1)	All Other Compensation	Total
John S. Dalrymple III	$48,600	$—	$48,600
Allyn K. Hart	37,000	—	37,000
Roger A. Kenner	35,000	—	35,000
James F. Link	39,000	—	39,000
Eugene J. Nicholas	37,000	—	37,000
John D. Rice, Jr.	37,000	—	37,000
Richard Thompson	31,000	—	31,000
Michael T. Tokarz (2)	35,000	75,000	110,000
Jeffrey O. Topp	37,000	—	37,000
Curtis R. Trulson	46,200	—	46,200
Michael E. Warner	39,000	—	39,000

(1)
This column represents annual director fees, committee chairman fees and meeting attendance fees earned in fiscal year 2008. Directors are reimbursed for out-of-pocket travel expenses which are not included on this table.

(2)
In July 2004, the Company and MVC Financial Services, Inc. ("MVC Financial") entered into a consulting agreement pursuant to which MVC Financial will provide certain business consulting services to the Company for annual compensation of $75,000 per year and the reimbursement of expenses. MVC Financial Services, Inc. is an affiliate of MVC Capital, Inc., a holder of 5% or greater of the Company's Common Stock. Michael T. Tokarz, a director of the Company, is a stockholder and Chairman of MVC Capital, Inc. The term of the consulting agreement shall continue until the earlier of (a) the occurrence of a Liquidity Event or (b) the termination by written notice from MVC Financial to the Company. For purposes of this consulting agreement, a "Liquidity Event" shall have occurred on such date that MVC Capital, Inc. no longer beneficially owns at least fifty percent (50%) of the shares of the Company's Common Stock acquired by MVC Capital Inc. pursuant to the Stock Purchase Agreement dated July 30, 2004 (as adjusted for stock splits, stock dividends, share contributions and the like) or the earlier sale of substantially all of the assets of the Company and the distribution of substantially all of the net proceeds thereof.

        Effective October 2007, the Company provided its directors with compensation consisting of (i) a per diem payment of $1,000 (except for the Chairman of the Board and Chairman of the Audit Committee who each receive $1,200 per day) for any day on which a director undertakes activities on the Company's behalf, including board meetings and other functions of the Company, (ii) a monthly fee of $2,000 (except for the Chairman of the Board and Chairman of the Audit Committee who each receive $2,400 per month), and (iii) reimbursement for out-of-pocket expenses incurred on behalf of the Company.

        Effective October 2008, the compensation of the Company's directors changed to (i) a per diem payment of $1,300 (except for the Chairman of the Board and Chairman of the Audit Committee who will each receive $1,560 per day) for any day on which a director undertakes activities on the

Company's behalf, including board meetings and other functions of the Company, (ii) a monthly fee of $2,600 (except for the Chairman of the Board and Chairman of the Audit Committee who will each receive $3,120 per month), and (iii) reimbursement for out-of-pocket expenses incurred on behalf of the Company.

Performance Graph

        The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line graph comparing cumulative, five-year stockholder returns on an indexed basis with a broad market index and either a nationally-recognized industry standard or an index of peer companies selected by the Company. However, there is no established public trading market for the Company's Common Stock. Therefore, the Company is unable to estimate the value of the Company's Common Stock or present a line graph or any other information comparing the value of the Company's Common Stock with any other index.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the 1934 Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended July 31, 2008 all Section 16(a) filing requirements applicable to its insiders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Independent Directors

        Although none of the Company's securities are listed on any stock exchange or system of dealer quotation, the Company's Board of Directors follows the rules of the Securities and Exchange Commission and the Nasdaq Stock Market in determining independence for the Board of Directors and the Committees. Under the Nasdaq listing standards, at least a majority of the Company's directors must meet the test of "independence" as defined by Nasdaq. The Nasdaq standards provide that, to qualify as an "independent" director, in addition to satisfying certain bright-line criteria, the Board of Directors must affirmatively determine that a director has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has determined that each current director, other than Mr. Tokarz and Mr. Topp, is "independent" as defined by the listing standards of the Nasdaq.

        Jeffrey Topp, a director of the Company, sold wheat to the Company through an affiliated entity in fiscal year 2008. Those sales totaled $263,000 at current market prices and the Company had a commitment to purchase wheat totaling $386,000 from Mr. Topp and/or his affiliated entity as of July 31, 2008.

        The Company has a Conflict of Interest policy which defines areas where the directors should avoid conflicts of interest or any appearance of a conflict of interest, so that the affairs of the Company will be carried out in an ethical manner. Pursuant to the policy, all directors are to fully disclose to the Company any proposed transaction that may give rise to a conflict of interest before it is consummated. The Board of Directors shall determine whether a conflict of interest exists and whether a proposed transaction may be approved.

        See Section "Governance Matters—Committee Member Independence" for the discussion of the Board of Directors independence on each of the committees.

PROPOSAL 2. APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

        The Company's Audit Committee has selected Eide Bailly LLP, independent auditors, Fargo, North Dakota, to audit the Company's consolidated financial statements for the fiscal year ending July 31, 2009. Although stockholder approval is not required, the Board of Directors has determined to request stockholder ratification of the appointment or reappointment of the independent auditors. Eide Bailly LLP, independent registered public accountants, served as the independent auditor of the Company for the fiscal year ended July 31, 2008.

        Representatives of Eide Bailly LLP are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement and answer questions. If the stockholders were to fail to ratify the appointment of Eide Bailly LLP, the Audit Committee would reconsider its recommendation.

THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR
THE APPOINTMENT OF EIDE BAILLY LLP AS
INDEPENDENT AUDITORS FOR FISCAL YEAR 2009

 FEES OF INDEPENDENT PUBLIC ACCOUNTANTS

        The following table represents aggregate fees billed (in thousands) to the Company for fiscal years ended July 31, 2008 and 2007 by Eide Bailly LLP, the Company's principal accounting firm.

	Fiscal Year Ended
	2008	2007
Audit Fees	$77	$64
Audit-Related Fees(a)	8	10
Tax Fees(b)	11	16
All Other Fees	—	—

Total Fees(c)	$96	$90

(a)
Primarily benefit plan audit services.

(b)
Primarily tax advisory and preparation services.

(c)
The Audit Committee has approved all fees.

Auditor Services Pre-approval Policy

        The Audit Committee has a formal policy concerning pre-approval of all audit and all permitted non-audit engagements and services (including the fees and terms thereof) to be provided by Eide Bailly LLP, the Company's independent auditor. The Audit Committee may not delegate its pre-approval authority for any services rendered by the Company's independent auditors relating to internal controls. The Chair of the Committee has the authority to pre-approve permitted services, up to $5,000, that require action between regular Committee meetings, provided a report of these services is given to the full Committee at the next regular meeting. These pre-approval policies and procedures prohibit delegation of the Audit Committee's responsibilities to Company management. The Committee pre-approved all services provided by Eide Bailly LLP during fiscal year 2008 before Eide Bailly LLP was engaged to render the services.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is currently comprised of Messrs. Curtis R. Trulson (Chair), John S. Dalrymple III and Michael E. Warner. In accordance with its Charter, the Audit Committee reviewed and discussed the audited financial statements with management and Eide Bailly LLP, the Company's independent accountants. The discussions with Eide Bailly LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

        Eide Bailly LLP provided to the Audit Committee the written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Eide Bailly LLP.

        Based on the discussions with management and Eide Bailly LLP, the Audit Committee's review of the representations of management and the report of Eide Bailly LLP, the Audit Committee recommended to the Company's Board of Directors, and the Board of Directors approved, that the Company's audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended July 31, 2008 for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE

  Curtis R. Trulson, Chair
  John S. Dalrymple III
  Michael E. Warner

 OTHER INFORMATION

Stockholder Proposals For The 2010 Annual Meeting

        We have historically held our Annual Meetings of Stockholders in mid-January, with a meeting notice mailing in early- to mid-December. We expect to mail proxy statements for the Company's 2010 Annual Meeting of Stockholders on or about December 4, 2009. Any proposal that a stockholder would like to be considered for inclusion in our proxy material for that Annual Meeting of Stockholders must be received by our Secretary no later than the close of business on August 17, 2009. Any such proposal must be reasonably related to the Company's business and must be legally appropriate for submission to the Company's stockholders.

        A stockholder who wishes to make a proposal for consideration at the next Annual Meeting, but does not seek to include the proposal in our proxy material, must notify our Secretary. The notice must be received no later than October 26, 2009. If the matter relates to the election of directors, the notice must set forth certain information with respect to the shareholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail above under "Governance Matters—Director Nominations." If the notice is not timely, then the persons named on our proxy card for the applicable Annual Meeting may use their discretionary voting authority when the proposal is raised at the meeting.

Available Information

        The Company's website address is www.dakotagrowers.com. We make available, free of charge through the "Investors" portion of our website, the Company's annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") as soon as reasonably practicable after we electronically file such materials with, or furnish such materials to, the Securities and Exchange Commission. Reports of beneficial ownership filed pursuant to Section 16(a) of the 1934 Act are also available through our website.

        The Securities and Exchange Commission maintains a website that contains reports, proxy, and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission. The address of that site is www.sec.gov.

        A copy of the Company's Annual Report on Form 10-K will also be furnished to stockholders by the Company without charge by calling the Company at (701) 652-2855 or upon a written request addressed to:

  Investor Relations
  Dakota Growers Pasta Company, Inc.
  One Pasta Avenue
  Carrington, North Dakota 58421

Other Matters

        As of the date of this Proxy Statement, management knows of no other matters that may come before the 2009 Annual Meeting. However, if matters other than those referred to above should properly come before the 2009 Annual Meeting, the individuals named on the enclosed proxy card intend to vote such proxy in accordance with their best judgment.

DAKOTA GROWERS PASTA COMPANY, INC.

ANNUAL MEETING OF STOCKHOLDERS

Saturday, January 10, 2009

1:00 P.M.

Auditorium

Lake Region State College

1801 College Drive North

Devils Lake, North Dakota

Dakota Growers Pasta Company, Inc.
One Pasta Avenue
Carrington, North Dakota 58421	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on Saturday, January 10, 2009.

The shares of Common Stock you hold will be voted as you specify on the reverse side of this proxy. If no choice is specified, the proxy will be voted “FOR” items 1 and 2. Important information regarding items 1 and 2 is set forth in the Company’s proxy statement which accompanies this proxy. We encourage you to read the proxy statement.

By signing this proxy, you revoke all prior proxies and appoint John S. Dalrymple III, Timothy J. Dodd and Edward O. Irion, and each of them, as proxies with full power of substitution, to vote (and with respect to the election of directors, to vote cumulatively in their discretion) all shares of Common Stock of Dakota Growers Pasta Company, Inc. of record in your name at the close of business on November 24, 2008, on the matters shown on the reverse side and any other matters which may come before the Annual Meeting to be held on January 10, 2009 and all adjournments of such meeting.

See reverse for voting instructions.

COMPANY #

There are two ways to vote your Proxy

VOTE BY PHONE — TOLL FREE — 1-800-560-1965

•                  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 11:00 a.m. Central Standard Time on January 8, 2009. (Telephone voting is available only in the United States of America and Canada. There may be a few limited areas in which access to the toll free number is not available. This is dependent upon the local telephone service provider.)

•                  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number for this account available. Follow the simple instructions the voice provides you.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Dakota Growers Pasta Company, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873. Your proxy card must be received prior to the Annual Meeting.

IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD

Note: Because stockholders have the right to vote cumulatively in the election of directors, as described in the “General Information on Voting” section of the Proxy Statement, you have the right to vote your shares of Common Stock in a manner that distributes those cumulative votes unequally among the nominees. IF YOU WISH TO EXERCISE THIS RIGHT, YOU MUST PROVIDE US WITH WRITTEN INSTRUCTIONS ON THE PROXY CARD BELOW; YOU MAY NOT EXERCISE THIS RIGHT BY VOTING BY TELEPHONE.

 Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1. Election of Class I	01 John S. Dalrymple III	03 John D. Rice, Jr.	☐	Vote FOR	☐ Vote WITHHELD
directors:	02 James F. Link	04 Michael T. Tokarz		all nominees	from all nominees
(except as marked)

(Instructions: To withhold authority to vote for any indicated Class I nominees write the number(s) of the Class I nominee from whom your vote is to be withheld in the space provided to the right. Withholding authority to vote for any indicated Class I nominee has the effect of cumulating your votes for those Class I directors for whom authority to vote has not been withheld. Cumulative voting is described in the section of the Proxy Statement regarding “General Information on Voting”.) Class I nominees from whom vote is withheld:

2. Approval of appointment of Eide Bailly LLP as independent auditors.	☐	For	☐	Against	☐	Abstain

3.  IN THEIR DISCRETION AND SUBJECT TO APPLICABLE LAW, THE PROXIES ARE ENTITLED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE ANNUAL MEETING.

The shares represented by this proxy will be voted on proposals 1 and 2 in accordance with the specifications made. If there is no specification, this proxy will be voted “FOR” the election of all nominees for Director (cumulatively for some if the above proxies shall so determine in their sole discretion) and “FOR” proposal 2.

Address Change? Mark Box ☐
Indicate changes below:	Date:

Signature(s) in Box

Please sign name(s) exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in name of entity by authorized person.

QuickLinks

DAKOTA GROWERS PASTA COMPANY, INC.
DAKOTA GROWERS PASTA COMPANY, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DAKOTA GROWERS PASTA COMPANY, INC. PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS To Be Held January 10, 2009
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
INFORMATION REGARDING THE BOARD OF DIRECTORS
PROPOSAL 1. ELECTION OF FOUR CLASS I DIRECTORS
THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES AS CLASS I DIRECTORS
DIRECTORS SERVING CONTINUING TERMS
GOVERNANCE MATTERS
CODE OF CONDUCT
EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
Summary Compensation Table
PROPOSAL 2. APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS
THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR THE APPOINTMENT OF EIDE BAILLY LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2009
FEES OF INDEPENDENT PUBLIC ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE
OTHER INFORMATION